UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2021

H-CYTE, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36763	46-3312262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 E Kennedy Blvd Ste 700 Tampa, FL	33602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 633-6839

Copies to:

Arthur S. Marcus, Esq

Sichenzia Ross Ference LLP

1185 Avenue of the Americas

31st Floor

New York, New York

10036 (212) 930-9700

(212) 930-9725 (fax)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Common Stock

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 28, 2021, Mr. Robert Greif’s employment agreement with H-Cyte, Inc. (the “Company”) expired, ending his term as the Company’s Chief Executive Officer. The Company chose not to renew his employment agreement. Ms. Tanya Rhodes, the Company’s Chief Technology Officer, will serve as interim Chief Executive Officer of the Company. She will continue to receive her same consulting fee of $253,000 per year pursuant to her existing consulting arrangement.

Ms. Rhodes is an innovative, growth-oriented leader in the healthcare industry with a broad base of international experience in all aspects of operational business including R&D, clinical and regulatory, and business development. Ms. Rhodes has a demonstrated record of accomplishment for bringing new technologies from concept through commercialization and possesses an in-depth knowledge of biological tissues, enzymes, stem cells, antimicrobials, and natural products.

Prior to joining the Company on June 15, 2020, Ms. Rhodes held various C-level positions in many sectors, including wound care, dermatology, aesthetics and plastic surgery. Ms, Rhodes was the VP of Innovation for Smith & Nephew and a global executive team member driving a $450 million dollar business.

Ms. Rhodes has served as President of Rhodes & Associates since 2016 through which, Ms. Rhodes has held long-term contracts with medical device and drug companies as well as private equity companies.

Ms. Rhodes completed her PhD in molecular orbital computational chemistry in the United Kingdom and received a Master’s degree in the Management of Technology in the United States.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H-CYTE, INC.

Date: October 4, 2021	By:	/s/ Jeremy Daniel
Jeremy Daniel
Chief Financial Officer